UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2006



                              SONOMA VALLEY BANCORP
                              ---------------------
             (Exact name of registrant as specified in its charter)


   California                   000-31929                    68-0454068
   ----------                   ---------                    ----------
(State or other            (Commission File No.)          (I.R.S. Employer
 jurisdiction                                            Identification No.)
of incorporation)



                202 West Napa Street, Sonoma, California   95476
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (707) 935-3200
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
---------------------------------

Item 2.02  Results of Operations and Financial Condition

     Sonoma Valley Bancorp announced its results for the year ended December 31, 2005, on the press release attached as Exhibit 99.


Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits

      Exhibit No.                Exhibit Description
      -----------                -------------------

          99 Press release dated January 12, 2006, titled "Sonoma Valley Bancorp Announces Record Levels of Earnings and Assets"

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SONOMA VALLEY BANCORP,
                                           a California Corporation


Dated:  January 12, 2006                   /s/ Mary Dieter Smith
        -------------------                -------------------------------------
                                           Mary Smith,
                                           Executive Vice President, Chief
                                           Operating Officer and Chief Financial
                                           Officer (Principal Financial and
                                           Accounting Officer)

                                  EXHIBIT INDEX


     Exhibit No.                       Description
     ----------                        -----------

         99 Press release dated January 12, 2006, titled "Sonoma Valley Bancorp Announces Record Levels of Earnings and Assets"